UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2015

VWR Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36673	26-0237871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Radnor Corporate Center

Building One, Suite 200

100 Matsonford Road

Radnor, PA 19087

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (610) 386-1700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

On May 18, 2015, certain subsidiaries of VWR Corporation (the “Company”) amended and extended its accounts receivable securitization facility (the “A/R Facility”) by entering into (i) Amendment No. 5 to Receivables Purchase Agreement and Reaffirmation of Performance Guaranty among VWR Receivables Funding, LLC, VWR International, LLC, PNC Bank, National Association, as Administrator, LC Bank, Related Commitment Purchaser and Purchaser Agent for the PNC Purchaser Group (the “RPA Amendment”) and (ii) Amendment No. 1 to Purchase and Sale Agreement between the various entities listed on Schedule I thereto as Originators and VWR Receivables Funding, LLC (the “PSA Amendment”).

The RPA Amendment extended the final stated maturity date on the A/R Facility to May 18, 2018, and decreased the interest rate on borrowings to one-month U.S. Libor plus a spread of 1.15% per annum. Funding levels under the A/R Facility will remain unchanged at an amount not to exceed $175.0 million.

The A/R Facility will continue to include customary representations and covenants under the agreements, including a revised consolidated interest expense test if the Company’s available liquidity is less than $115.0 million.

The Company paid customary fees to the arranger for this financing. Copies of the RPA Amendment and PSA Amendment are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K.

Section 2 — Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 with respect to the A/R Facility is incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Amendment No. 5 to Receivables Purchase Agreement and Reaffirmation of Performance Guaranty, dated May 18, 2015, among VWR Receivables Funding, LLC, VWR International, LLC, PNC Bank, National Association, as Administrator, LC Bank, Related Commitment Purchaser and Purchaser Agent for the PNC Purchaser Group

10.2	Amendment No. 1 to Purchase and Sale Agreement between the various entities listed on Schedule I thereto as Originators and VWR Receivables Funding, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VWR Corporation

Date: May 19, 2015	By:	/s/ Douglas J. Pitts
	Name:	Douglas J. Pitts
	Title:	Vice President and Corporate Controller

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment No. 5 to Receivables Purchase Agreement and Reaffirmation of Performance Guaranty, dated May 18, 2015, among VWR Receivables Funding, LLC, VWR International, LLC, PNC Bank, National Association, as Administrator, LC Bank, Related Commitment Purchaser and Purchaser Agent for the PNC Purchaser Group

10.2	Amendment No. 1 to Purchase and Sale Agreement between the various entities listed on Schedule I thereto as Originators and VWR Receivables Funding, LLC